MAXIM SERIES FUND, INC.


  Maxim Aggressive Profile II Portfolio            Maxim Moderately Aggressive Profile II Portfolio
  Maxim Moderate Profile II Portfolio              Maxim Moderately Conservative Profile II Portfolio
  Maxim Conservative Profile II Portfolio


                               (the "Portfolios")
                                ----------------
                             8515 East Orchard Road
                           Greenwood Village, CO 80111
                                 (800) -537-2033



This Prospectus describes five of the thirty-nine portfolios of Maxim Series Fund, Inc. (the "Fund"). GW Capital Management, LLC, doing business as Maxim Capital Management, LLC ("MCM"), a wholly owned subsidiary of Great-West Life & Annuity Insurance Company ("GWL&A"), serves as investment adviser to each of the Portfolios. Several of the Portfolios are managed on a day-to-day basis by "Sub-Advisers" hired by MCM.



Each Portfolio is a series of the Fund. Each Portfolio operates as a separate mutual fund and has its own investment objectives and strategies.



The Fund is available only as an investment option for certain variable annuity contracts, variable life insurance policies and certain qualified retirement plans. Therefore you cannot purchase shares of the Portfolios directly; rather you must own a variable insurance contract or participate in a qualified retirement plan that makes one or more of the Portfolios available for investment.



This Prospectus contains important information about each Portfolio that you should consider before investing. Please read it carefully and save it for future reference.


This Prospectus does not constitute an offer to sell securities in any state or other jurisdiction to any person to whom it is unlawful to make such an offer in such state or other jurisdiction.





           The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus.
            Any representation to the contrary is a criminal offense.



                   The date of this Prospectus is May 1, 2003.

                                    CONTENTS

The Portfolios at a Glance..............................................3

Fees and Expenses......................................................10

Examples...............................................................10
..........
More Information About the Portfolios..................................11
         The Equity Portfolios.........................................11
         The Debt Portfolios...........................................12

Other Investment Practices.............................................13

Management of the Portfolios...........................................13

Important Information About Your Investment............................14

Financial Highlights...................................................16

Additional Information.................................................22

                           THE PORTFOLIOS AT A GLANCE

The following information about each Portfolio is only a summary of important information you should know. More detailed information about the Portfolios' investment strategies and risks is included elsewhere in this Prospectus. Please read this prospectus carefully before investing in any of the Portfolios.

MAXIM PROFILE PORTFOLIOS

There are five separate Maxim Profile II Portfolios (collectively, the "Profile Portfolios"). Each Profile Portfolio provides an asset allocation program designed to meet certain investment goals based on an investor's risk tolerance, investment horizon and personal objectives. Each Profile Portfolio pursues its investment objective by investing exclusively in other mutual funds (the "Underlying Portfolios"), including mutual funds that are not affiliated with Maxim Series Fund.

The investment objective for each Profile Portfolio is to:

Aggressive Profile
o Seek long-term capital appreciation primarily through investments in Underlying Portfolios that emphasize equity investments.

Moderately Aggressive Profile
o Seek long-term capital appreciation primarily through investments in Underlying Portfolios that emphasize equity investments, and to a lesser degree, in Underlying Portfolios that emphasize fixed income investments.

Moderate Profile
o Seek long-term capital appreciation primarily through investments in Underlying Portfolios with a relatively equal emphasis on equity and fixed income investments.

Moderately Conservative Profile
o Seek capital appreciation primarily through investments in Underlying Portfolios that emphasize fixed income investments, and to a lesser degree, in Underlying Portfolios that emphasize equity investments.

Conservative Profile
o Seek capital preservation primarily through investments in Underlying Portfolios that emphasize fixed income investments.

The principal investment strategies for each Profile Portfolio are to:

o Invest in Underlying Portfolios according to an asset allocation program designed to meet an investor's risk tolerance, investment time horizons and personal objectives.

Following is an illustration of each Profile Portfolio according to its emphasis on income, growth of capital and risk of principal:

Profile Portfolio                   Income                    Growth of Capital         Risk of Principal
-----------------                   --------                  ------------------        -----------------
Aggressive Profile                  Low                       High                      High
Moderately Aggressive Profile       Low                       High to Medium            High
Moderate Profile                    Medium                    Medium to High            Medium
Moderately Conservative Profile     Medium to High            Low to Medium             Medium
Conservative Profile                High                      Low                       Low

o Maintain different allocations of equity and fixed income Underlying Portfolios with varying degrees of potential investment risk and reward.

o Select asset allocations and Underlying Portfolios to provide investors with five diversified, distinct options that meet a wide array of investor needs.

o Automatically rebalance each Profile Portfolio's holdings of Underlying Portfolios quarterly to maintain the appropriate asset allocation as well as the appropriate selection of Underlying Portfolios. Rebalancing generally occurs on the 20th of February, May, August and November (unless that day is not a business day in which case rebalancing will be effected on the next business day after the 20th). Rebalancing involves selling shares of one Underlying Portfolio and purchasing shares of another Underlying Portfolio.

The following chart describes the asset allocation ranges for each Profile
Portfolio:

======= ======================== ================= ================ ============= =============== ===============
        Asset Class              Conservative      Moderately       Moderate      Moderately      Aggressive
                                                   Conservative                   Aggressive
        ------------------------ ----------------- ---------------- ------------- --------------- ---------------
  E     International            0-10%             5-25%            5-25%         10-30%          15-35%

  Q
        ------------------------ ----------------- ---------------- ------------- --------------- ---------------
  U     Small-Cap                0-10%             0-10%            0-20%         0-20%           10-30%

  I
        ------------------------ ----------------- ---------------- ------------- --------------- ---------------
  T     MidCap                   0-10%             0-20%            5-25%         10-30%          20-40%
        ------------------------ ----------------- ---------------- ------------- --------------- ---------------
  Y     Large-Cap                15-35%            15-35%           20-40%        25-45%          15-35%
-------
        ------------------------ ----------------- ---------------- ------------- --------------- ---------------
  D     Bond                     30-50%            20-40%           5-25%         5-25%           0-10%

  E
        ------------------------ ----------------- ---------------- ------------- --------------- ---------------
  B     Short-Term Bond          25-45%            10-30%           5-25%         0-10%           0-10%

  T
======= ======================== ================= ================ ============= =============== ===============

MCM, the investment adviser, uses a proprietary investment process for selecting the Underlying Portfolios in which the Profile Portfolios invest. In accordance with its investment process, MCM may add new Underlying Portfolios or replace existing Underlying Portfolios. Changes in Underlying Portfolios, if deemed necessary by MCM, will only be made on a rebalancing date. Before each rebalancing date, MCM reviews the current Underlying Portfolios to determine if they continue to be appropriate in light of the objectives of the Profile Portfolios and researches and analyzes a myriad of mutual funds within each asset category to determine whether they would be suitable investments for the Profile Portfolios. MCM examines various factors relating to existing and potential Underlying Portfolios including performance records over various time periods, Morningstar ratings, fees and expenses, asset size and managerial style.

Each Profile Portfolio may invest 0% to 100% of its assets in Underlying Portfolios that are advised by MCM.

The Profile Portfolios each may invest in a fixed interest contract issued and guaranteed by GWL&A (the "GWL&A Contract"); short-term "government securities," as defined in Section 2(a)(16) of the 1940 Act; and other liquid, short-term, high-quality, fixed income investments which are only denominated in U.S. dollars in the percentages described in the chart above for the short-term bond category. The GWL&A Contract has a stable principal value and will pay each Profile Portfolio holding a GWL&A Contract a fixed rate of interest. The fixed interest rate must be at least 3.00%, but may be higher. GWL&A will calculate the interest rate in the same way that it calculates guaranteed interest rates for similar contracts (on a calendar quarter or other periodic basis). Because of the guaranteed nature of the contract, the Profile Portfolios holding a GWL&A Contract will not directly participate in the actual experience of the assets underlying the GWL&A Contract. Although under certain market conditions a Profile Portfolio's performance may be adversely affected by its investment in the GWL&A Contract, MCM believes that the stable nature of the GWL&A Contract should reduce a Profile Portfolio's volatility and overall risk, especially when the bond and stock markets decline simultaneously.

In order to give you a better understanding of the types of Underlying Portfolios that fall within a particular asset category, the table below lists some Underlying Portfolios, divided by asset category, in which the Profile Portfolios may invest. While the Profile Portfolios may invest in these Underlying Portfolios, the table is not intended to be a comprehensive listing of all Underlying Portfolios available for investment and is included only as an example. The Underlying Portfolios listed in the table are advised by MCM. The Profile Portfolios may also invest in Underlying Portfolios that are not advised by MCM.

Short-Term Bond                                         Mid-Cap Equity
oMaxim Short Duration Bond Portfolio                    oMaxim Ariel MidCap Value Portfolio
oGWL&A Contract                                         oMaxim Index 400 Portfolio
                                                        oMaxim T. Rowe Price MidCap Growth Portfolio

International Equity                                    Small-Cap Equity
oMaxim Templeton(R) International Equity Portfolio      oMaxim Ariel Small-Cap Value Portfolio
oMaxim INVESCO ADR Portfolio                            oMaxim Index 600 Portfolio
oMaxim Index European Portfolio                         oMaxim Loomis Sayles Small-Cap Value Portfolio
oMaxim Index Pacific Portfolio                          oMaxim INVESCO Small-Cap Growth Portfolio
oMaxim MFS International Growth Portfolio

Large-Cap Equity                                        Bond
oMaxim Founders Growth & Income Portfolio               oMaxim Bond Index Portfolio
oMaxim Value Index Portfolio                            oMaxim Loomis Sayles Bond Portfolio
oMaxim Stock Index Portfolio                            oMaxim U.S. Government Mortgage Securities Portfolio
oMaxim Growth Index Portfolio                           oMaxim Global Bond Portfolio
oMaxim T. Rowe Price Equity/Income Portfolio            oMaxim Janus High Yield Bond Portfolio
oMaxim Janus Large Cap Growth Portfolio                 oMaxim Federated Bond Portfolio

The principal investment risks for the Profile Portfolios include:

Risks Associated with Underlying Portfolios
o Since each Profile Portfolio invests directly in the Underlying Portfolios, all risks associated with the eligible Underlying Portfolios apply to the Profile Portfolios which invest in them.

o Changes in the net asset values of each Underlying Portfolio affect the net asset values of the Profile Portfolios invested in them. As a result, over the long-term the Profile Portfolios' ability to meet their investment objective will depend on the ability of the Underlying Portfolios to meet their own investment objectives.

o For the Aggressive, Moderately Aggressive and Moderate Profile Portfolios, the primary risks are the same as those associated with equity securities. Secondary risks are the same as those associated with debt securities.

o For the Moderately Conservative and Conservative Profile Portfolios, the primary risks are the same as those associated with debt securities. Secondary risks are the same as those associated with equity securities.

Portfolio Turnover Risk
o The portfolio turnover rate for the Moderately Aggressive Profile II and Moderately Conservative Profile II Portfolios in 2002 was in excess of 100%. High portfolio turnover rates generally result in higher transaction costs (which are borne directly by the Portfolio and indirectly by shareholders).

Possible Loss of Money
o When you sell your shares of the Portfolio, they could be worth less than what you paid for them.

Non-Diversification Risk
o The Profile Portfolios are classified as non-diversified which means a relatively high percentage of their assets may be invested in securities of a limited number of Underlying Funds including funds primarily within the same industry or economic sector. As a result, a Profile Portfolio's securities may be more susceptible to any single economic, political or regulatory event than that experienced by a similarly structured diversified portfolio.

In addition, investors should be aware that in addition to fees directly associated with a Profile Portfolio, they will also indirectly bear the fees of the Underlying Portfolios.

Portfolio Performance Data for the Profile Portfolios
The bar charts and tables below provide an indication of the risk of investment in the Profile Portfolios' by showing changes in the Portfolios' performance in each full calendar year since inception and comparing their average annual total returns to the performance of a broad based securities market index. The returns shown below are historical and are not an indication of future performance. Total return figures include the effect of each Profile Portfolio's recurring expenses, but do not include fees and expenses of any variable insurance product. If those charges were reflected, the performance shown would have been lower.

Each Profile Portfolio compares its return to the Wilshire 5000 Index plus at least one other index such as the Lehman Aggregate Bond Index or the MSCI EAFE Index.

Maxim Aggressive Profile II Portfolio
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2000   -6.15%
2001  -13.37%
2002  -18.82%

During the period shown in the chart for the Maxim Aggressive Profile II Portfolio, the highest return for a quarter was 16.18% (quarter ending December, 2001) and the lowest return for a quarter was -19.74% (quarter ending September,
2001).

The average annual total return for one year and since inception of the Portfolio for the period ended December 31, 2002:
                                                 One Year        Since Inception
Maxim Aggressive Profile II Portfolio             -18.82%             -7.48%
Wilshire 5000 Index                               -22.08%             -9.77%
MSCI EAFE                                         -15.66%            -11.34%

The inception date for the Maxim Aggressive Profile II Portfolio was September 16, 1999.

The Wilshire 5000 Index is a broad-based market value weighted benchmark that measures the performance of all U.S.-headquartered, actively traded common stocks traded on the NYSE, AMEX and the NASDAQ over-the-counter market and accounts for 92% of total U.S. market capitalization. The MSCI EAFE Index is comprised of approximately 1600 separate equity issues listed on exchanges in twenty-two different countries. The index is designed to represent the performance of the international equity market generally.

Maxim Moderately Aggressive Profile II Portfolio
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2000  - 5.77%
2001  -10.74%
2002  -13.29%

During the period shown in the chart for the Maxim Moderately Aggressive Profile II Portfolio, the highest return for a quarter was 12.02% (quarter ending December, 2001) and the lowest return for a quarter was -15.01% (quarter ending September, 2001).

The average annual total return for one year and since inception of the Portfolio for the period ended December 31, 2002:
                                               One Year          Since Inception
Maxim Moderately Aggressive Profile II
Portfolio                                       -13.29%              -5.85%
Wilshire 5000 Index                             -22.08%              -9.77%
MSCI EAFE Index                                 -15.66%             -11.34%
Lehman Aggregate Bond Index                      10.26%               9.21%

The inception date for the Maxim Moderately Aggressive Profile II Portfolio was September 16, 1999.

The Wilshire 5000 Index is a broad-based market value weighted benchmark that measures the performance of all U.S.-headquartered, actively traded common stocks traded on the NYSE, AMEX and the NASDAQ over-the-counter market and accounts for 92% of total U.S. market capitalization. The MSCI EAFE Index is comprised of approximately 1600 separate equity issues listed on exchanges in twenty-two different countries. The index is designed to represent the performance of the international equity market generally. The Lehman Aggregate Bond Index covers the U.S. investment grade fixed rate bond market, including government and corporate securities, agency mortgage pass-through securities, commercial mortgage-backed securities, and asset-backed securities having a final maturity of greater than one year that are traded on U.S. financial markets.

Maxim Moderate Profile II Portfolio
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2000  -2.19%
2001  -6.74%
2002  -9.63%

During the period shown in the chart for the Maxim Moderate Profile II Portfolio, the highest return for a quarter was 9.72% (quarter ending December, 2001) and the lowest return for a quarter was -11.53% (quarter ending September,
2001).

The average annual total return for one year and since inception of the Portfolio for the period ended December 31, 2002:

                                               One Year          Since Inception
Maxim Moderate Profile II Portfolio             -9.63%               -3.24%
Wilshire 5000 Index                            -22.08%               -9.77%
Lehman Aggregate Bond Index                     10.26%                9.21%
Lehman 1-3 Year Credit  Bond Index               6.95%                7.68%
MSCI EAFE Index                                -15.66%              -11.34%

The inception date for the Maxim Moderate Profile II Portfolio was September 16, 1999.

The Wilshire 5000 Index is a broad-based market value weighted benchmark that measures the performance of all U.S.-headquartered, actively traded common stocks traded on the NYSE, AMEX and the NASDAQ over-the-counter market and accounts for 92% of total U.S. market capitalization. The Lehman Aggregate Bond Index covers the U.S. investment grade fixed rate bond market, including government and corporate securities, agency mortgage pass-through securities, commercial mortgage-backed securities, and asset-backed securities having a final maturity of greater than one year that are traded on U.S. financial markets.
 The Lehman 1-3 Credit Index is a subset of the Lehman Credit Index and includes fixed rate investment grade (Baa or better), publicly issued, SEC registered, corporate debt securities. Maturities are constrained to one to three years, and minimum issue size is $100 million. The MSCI EAFE Index is comprised of approximately 1600 separate equity issues listed on exchanges in twenty-two different countries. The index is designed to represent the performance of the international equity market generally.

Maxim Moderately Conservative Profile II Portfolio
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2000     -2.35%
2001     -5.38%
2002     -6.26%

During the period shown in the chart for the Maxim Moderately Conservative Profile II Portfolio, the highest return for a quarter was 6.76% (quarter ending December, 2001) and the lowest return for a quarter was -8.26%% (quarter ending September, 2001).

The average annual total return for one year and since inception of the Portfolio for the period ended December 31, 2002:
                                               One Year          Since Inception
Maxim Moderately Conservative Profile
II Portfolio                                    -6.26%               -2.04%
Lehman 1-3 Year Credit Bond Index                6.95%                7.67%
Lehman Aggregate Bond Index                     10.26%                9.14%
Wilshire 5000 Index                            -22.08%               -9.06%
MSCI EAFE Index                                -15.66%              -11.34%

The inception date for the Maxim Moderately Conservative Profile II Portfolio was September 27, 1999.

 The Lehman 1-3 Credit Index is a subset of the Lehman Credit Index and includes fixed rate investment grade (Baa or better), publicly issued, SEC registered, corporate debt securities. Maturities are constrained to one to three years, and minimum issue size is $100 million. The Lehman Aggregate Bond Index covers the U.S. investment grade fixed rate bond market, including government and corporate securities, agency mortgage pass-through securities, commercial mortgage-backed securities, and asset-backed securities having a final maturity of greater than one year that are traded on U.S. financial markets. The Wilshire 5000 Index is a broad-based market value weighted benchmark that measures the performance of all U.S.-headquartered, actively traded common stocks traded on the NYSE, AMEX and the NASDAQ over-the-counter market and accounts for 92% of total U.S. market capitalization. The MSCI EAFE Index is comprised of approximately 1600 separate equity issues listed on exchanges in twenty-two different countries. The index is designed to represent the performance of the international equity market generally.

Maxim Conservative Profile II Portfolio
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2000      0.95%
2001      0.60%
2002     -1.42%

During the period shown in the chart for the Maxim Conservative Profile II Portfolio, the highest return for a quarter was 3.80% (quarter ending December, 2001) and the lowest return for a quarter was -2.84% (quarter ending September,
2001).

The average annual total return for one year and since inception of the Portfolio for the period ended December 31, 2002:
                                                  One Year       Since Inception
Maxim Conservative Profile II Portfolio             -1.42%             1.53%
Lehman 1-3 Year Credit Bond Index                    6.95%             7.71%
Wilshire 5000 Index                                -22.08%            -9.04%
Lehman Aggregate Bond Index                         10.26%             9.25%

The inception date for the Maxim Conservative Profile II Portfolio was September 30, 1999.

The Lehman 1-3 Credit Index is a subset of the Lehman Credit Index and includes fixed rate investment grade (Baa or better), publicly issued, SEC registered, corporate debt securities. Maturities are constrained to one to three years, and minimum issue size is $100 million. The Wilshire 5000 Index is a broad-based market value weighted benchmark that measures the performance of all U.S.-headquartered, actively traded common stocks traded on the NYSE, AMEX and the NASDAQ over-the-counter market and accounts for 92% of total U.S. market capitalization. The Lehman Aggregate Bond Index covers the U.S. investment grade fixed rate bond market, including government and corporate securities, agency mortgage pass-through securities, commercial mortgage-backed securities, and asset-backed securities having a final maturity of greater than one year that are traded on U.S. financial markets.

                                FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolios.1,2

ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that are deducted from Portfolio assets)


---------------------------------------------------------------------------------------------------------------
                                    Maxim            Maxim            Maxim          Maxim           Maxim
                                 Aggressive        Moderately       Moderate       Moderately    Conservative
                                 Profile II3       Aggressive      Profile II3    Conservative    Profile II3
                                                  Profile II3                     Profile II3
------------------------------ ---------------- ----------------- -------------- --------------- --------------
Management Fees                     0.10%            0.10%            0.10%          0.10%           0.10%

Distribution (12b-1) Fees           NONE              NONE            NONE            NONE           NONE

Other Expenses                      0.00%            0.00%            0.00%          0.00%           0.00%

Total Annual Portfolio
Operating Expenses                  0.10%            0.10%            0.10%          0.10%           0.10%
------------------------------ ---------------- ----------------- -------------- --------------- --------------


1 Investors who purchase the Portfolios through variable insurance contracts will be subject to additional fees and charges at the contract level which are not disclosed in this Prospectus.
2 The expenses shown for all Portfolios are for the fiscal year ended December 31, 2002. Current or future expenses may be greater or less than those presented.
3 Each Profile Portfolio will invest in shares of Underlying Portfolios. Therefore, each Profile Portfolio will, in addition to its own expenses such as management fees, bear its pro rata share of the fees and expenses incurred by the Underlying Portfolios and the investment return of each Profile Portfolio will be reduced by the Underlying Portfolio's expenses. As of the date of this prospectus, the range of expenses expected to be incurred in connection with each Profile Portfolio's investments in Underlying Portfolios is: Maxim Aggressive Profile II - 0.83% to 1.45%; Maxim Moderately Aggressive Profile II - 0.74% to 1.40%; Maxim Moderate Profile II - 0.68% to 1.34%; Maxim Moderately Conservative Profile II - 0.64% to 1.30%; Maxim Conservative Profile II - 0.55% to 1.16%. This information is provided as a weighted-average range of the expense ratios since the average assets of each Profile Portfolio invested in Underlying Portfolios will fluctuate. The total expense ratios may be higher or lower depending on the allocation of a Profile Portfolio's assets among Underlying Portfolios and the actual expenses of the Underlying Portfolios.



                                    Examples

These examples are intended to help you compare the cost of investing in the Portfolios with the cost of investing in other mutual funds.

The Examples assume that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Portfolio's operating expenses are the amount shown in the fee table and remain the same for the years shown. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Portfolio                                          1 Year         3 Years          5 Years         10 Years
Maxim Aggressive Profile II                        $10            $32              $57             $129
Maxim Moderately Aggressive Profile II             $10            $32              $57             $129
Maxim Moderate Profile II                          $10            $32              $57             $129
Maxim Moderately Conservative Profile II           $10            $32              $57             $129
Maxim Conservative Profile II                      $10            $32              $57             $129


                      MORE INFORMATION ABOUT THE PORTFOLIOS

Each Portfolio follows a distinct set of investment strategies. All percentage limitations relating to the Portfolios' investment strategies are applied at the time a Portfolio acquires a security.

Equity Portfolios

Each of the Maxim Aggressive and Moderately Aggressive Profile Portfolios will normally invest at least 65% of their assets in equity securities. The Maxim Moderate Profile Portfolio also invests primarily in equity securities. Therefore, as an investor in an Equity Portfolio, the return on your investment will be based primarily on the risks and rewards of equity securities.

Please note that the Moderate Profile II Portfolio may invest in the short-term bond and bond categories up to a combined 50%. It is, therefore, important that an investor also review the discussion regarding "Debt Portfolios" below beginning on page 12.

Equity Securities

Common stocks represent partial ownership in a company and entitle stockholders to share in the company's profits (or losses). Common stocks also entitle the holder to share in any of the company's dividends. The value of a company's stock may fall as a result of factors which directly relate to that company, such as lower demand for the company's products or services or poor management decisions. A stock's value may also fall because of economic conditions which affect many companies, such as increases in production costs. The value of a company's stock may also be affected by changes in financial market conditions that are not directly related to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company's stock generally pays dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of the stock will usually react more strongly than bonds and other debt to actual or perceived changes in company's financial condition or progress.

As a general matter, other types of equity securities, including preferred stock and convertible securities, are subject to many of the same risks as common stocks.

The Equity Portfolios may invest in money market instruments and other types of debt securities, either as a cash reserve or for other appropriate reasons. Debt securities are discussed below under "Debt Portfolios."

The Aggressive Profile II, Moderately Aggressive Profile II and Moderate Profile II are considered "Equity Portfolios" because they invest primarily in Underlying Portfolios that emphasize equity investments. However, these Profile Portfolios invest in Underlying Portfolios that invest in debt securities and, therefore, to that extent are subject to the risks and rewards associated with debt securities. As well, to the extent an Underlying Portfolio invests in derivatives, a Profile Portfolio investing in that portfolio would also be exposed to the risks and rewards associated with derivative transactions.

Small and Medium Size Companies
Companies that are small or unseasoned (less then 3 years of operating history) are more likely not to survive or accomplish their goals with the result that the value of their stock could decline significantly. These companies are less likely to survive since they are often dependent upon a small number of products and may have limited financial resources.

Small or unseasoned companies often have a greater degree of change in earnings and business prospects than larger companies resulting in more volatility in the price of their securities. As well, the securities of small or unseasoned companies may not have wide marketability. This fact could cause a Portfolio to lose money if it needs to sell the securities when there are few interested buyers. Small or unseasoned companies also normally have fewer outstanding shares than larger companies. As a result, it may be more difficult to buy or sell large amounts of these shares without unfavorably impacting the price of the security. Finally, there may be less public information available about small or unseasoned companies. As a result, a Sub-Adviser when making a decision to purchase a security for a Portfolio may not be aware of some problems associated with the company issuing the security.

Debt Portfolios

Each of the Maxim Conservative and Moderately Conservative Profile Portfolios will normally invest at least 65% of its assets in debt securities. Therefore, as an investor in Debt Portfolios, the return on your investment will be based primarily on the risks and rewards of debt securities or bonds. Bonds include debt securities of all types excluding money market instruments. Examples of bonds include, but are not limited to, corporate debt securities (including notes), asset-backed securities, securities issued by the U.S. Government and its agencies, and mortgage pass-through securities and collateralized mortgage obligations issued by both government agency and private issuers. Bond issuers may be foreign corporations or governments as limited in each Portfolio's investment strategies. In addition to bonds, debt securities also include money market instruments.

Please note that the Moderately Conservative and Conservative Profile II Portfolios may invest to a minimum of less than 65% in the short-term bond and bond categories combined. It is, therefore, important that an investor also review the discussion regarding "Equity Portfolios" above beginning on page 11.

Bonds are used by issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and must repay the amount borrowed at maturity. In general, bond prices rise when interest rates fall, and vice versa. Bonds have varying degrees of quality and varying levels of sensitivity to changes in interest rates. Longer-term bonds are generally more sensitive to interest rate changes than short-term bonds. This sensitivity to interest rates is also referred to as "interest rate risk."

Debt obligations are rated based on their estimated credit risks by independent services such as S&P and Moody's. "Credit risk" relates to the issuer's ability to make payments of principal and interest when due.

The lower a bond's quality, the more it is subject to credit risk and interest rate risk and the more speculative it becomes.

Investment grade securities are those rated in one of the four highest rating categories by S&P or Moody's or, if unrated, are judged to be of comparable quality. Debt securities rated in the fourth highest rating categories by S&P or Moody's and unrated securities of comparable quality are viewed as having adequate capacity for payment of principal and interest, but do involve a higher degree of risk than that associated with investments in the higher rating categories. Money market instruments are short-term debt securities of the highest investment grade quality. They are discussed separately below under "Temporary Investment Strategies."

Debt securities rated below investment grade are commonly referred to as "high yield-high risk securities" or "junk bonds." These securities are considered speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. It is, therefore, possible that these types of factors could in certain instances, reduce the value of securities held with a commensurate effect on share value. The Moderately Conservative Profile II and Conservative Profile II Portfolios may invest in below investment grade debt securities.

The Debt Portfolios may invest in bonds of U.S. and foreign issuers. Investments in foreign securities present special risks and other considerations - these are discussed below under "Foreign Securities" on page 13.

While the Debt Portfolios intend to principally invest in bonds, they may make other types of investments. For example, some of the Debt Portfolios may invest a portion of their assets in equity securities. Equity securities are discussed above under "Equity Portfolios."

Temporary Investment Strategies

The Portfolios each may hold cash or cash equivalents and may invest in money market instruments as deemed appropriate by MCM or the Portfolio's sub-adviser. Each Portfolio may invest up to 100% of its assets in money market instruments as deemed necessary by MCM for temporary defensive purposes to respond to adverse market, economic or political conditions, or as a cash reserve. Should a Portfolio take this action, it may not achieve its investment objective.

                           OTHER INVESTMENT PRACTICES

Foreign Securities

Many of the Portfolios may, in a manner consistent with their respective investment objective and policies, invest in foreign securities. Accordingly, as an investor in these Portfolios, you also should be aware of the risks associated with foreign securities investments.

Debt and equity securities of foreign companies and governments generally have the same risk characteristics as those issued by the U.S. government and U.S. companies. In addition, foreign investments present other risks and considerations not presented by U.S. investments. Investments in foreign securities may cause a Portfolio to lose money when converting investments from foreign currencies into U.S. dollars due to unfavorable currency exchange rates.

Investments in foreign securities also subject a Portfolio to the adverse political or economic conditions of the foreign country. These risks increase in the case of "emerging market" countries which are more likely to be politically and economically unstable. Foreign countries, especially emerging market countries, may prevent or delay a Portfolio from selling its investments and taking money out of the country. In addition, foreign securities may not be as liquid as U.S. securities which could result in a Portfolio being unable to sell its investments in a timely manner. Foreign countries, especially emerging market countries, also have less stringent investor protection, disclosure and accounting standards than the U.S. As a result, there is generally less publicly available information about foreign companies than U.S. companies.

The Portfolios which may invest in foreign securities have some exposure to foreign markets. This exposure will be minimized to the extent these Portfolios invest primarily in securities of U.S. issuers.

ADRs are negotiable certificates, issued by a U.S. depository bank, which represent an ownership interest in shares of non-U.S. companies that are being held by a U.S. depository bank. Each ADR may represent one ordinary share (or a fraction or multiple of an ordinary share) on deposit at the depository bank. The foreign shares held by the depository bank are known as American Depository Shares (ADSs). Although there is a technical distinction between ADRs and ADSs, market participants often use the two terms interchangeably. ADRs are traded freely on U.S. exchanges or in the U.S. over-the-counter market. ADRs can be issued under different types of ADR programs, and, as a result, some ADRs may not be registered with the SEC.

ADRs are a convenient alternative to direct purchases of shares on foreign stock exchanges. Although they offer investment characteristics that are virtually identical to the underlying ordinary shares, they are often as easy to trade as stocks of U.S. domiciled companies. A high level of geographic and industry diversification can be achieved using ADRs, with all transactions and dividends being in U.S. dollars and annual reports and shareholder literature printed in English.

Other Risk Factors Associated with the Portfolios

As a mutual fund, each Portfolio is subject to market risk. The value of a Portfolio's shares will fluctuate in response to changes in economic conditions, interest rates, and the market's perception of the securities held by the Portfolio.

No Portfolio should be considered to be a complete investment program by itself. You should consider your own investment objectives and tolerance for risk, as well as your other investments when deciding whether to purchase shares of any Portfolio.

A complete listing of the Portfolios' investment limitations and more detailed information about their investment practices are contained in the Statement of Additional Information.


                          MANAGEMENT OF THE PORTFOLIOS

MCM provides investment advisory, accounting and administrative services to the Fund. MCM's address is 8515 East Orchard Road, Greenwood Village, Colorado 80111. MCM provides investment management services for mutual funds and other investment portfolios representing assets of over $7.1 billion. MCM and its affiliates have been providing investment management services since 1969.

The management fees paid to MCM with respect to the Portfolios for the last fiscal year are as follows:

         Portfolio                                   Percentage of Average Net Assets
Maxim Aggressive Profile II                                      0.10%
Maxim Moderately Aggressive Profile II                           0.10%
Maxim Moderate Profile II                                        0.10%
Maxim Moderately Conservative II                                 0.10%
Maxim Conservative Profile II                                    0.10%

MCM uses teams of professionals to manage the assets of those Portfolios. All of the members of the team are jointly and primarily responsible for the day-to-day management of the Portfolios. The teams meet regularly to review Portfolio holdings and to discuss purchase and sale activity. Team members buy and sell securities for a Portfolio as they see fit, guided by the Portfolio's investment objective and strategy.


                   IMPORTANT INFORMATION ABOUT YOUR INVESTMENT

Investing in the Portfolios
Shares of the Portfolios are not for sale directly to the public. Currently, the Portfolios' shares are sold only to separate accounts of GWL&A, First Great-West Life & Annuity Insurance Company and New England Life Insurance Company to fund benefits under certain variable annuity contracts, variable life insurance policies and to participants in connection with qualified retirement plans. In the future, shares of the Portfolios may be used to fund other variable contracts offered by Great-West, or its affiliates, or other unrelated insurance companies. For information concerning your rights under a specific variable contract, please refer to the applicable prospectus and/or disclosure documents for that contract.

Pricing Shares
The transaction price for buying, selling, or exchanging a Portfolio's shares is the net asset value of that Portfolio. Each Portfolio's net asset value is generally calculated as of the close of trading on the New York Stock Exchange ("NYSE") every day the NYSE is open (generally 4:00 p.m. Eastern Time). If the NYSE closes at any other time, or if an emergency exists, the time at which the net asset value is calculated may differ. To the extent that a Portfolio's assets are traded in other markets on days when the NYSE is closed, the value of the Portfolio's assets may be affected on days when the Fund is not open for business. In addition, trading in some of a Portfolio's assets may not occur on days when the Fund is open for business. Your share price will be the next net asset value calculated after we receive your order in good form.

We determine net asset value by dividing net assets of the Portfolio (the value of its investments, cash, and other assets minus its liabilities) by the number of the Portfolio's outstanding shares.

Purchasing and Redeeming Shares

Variable contract owners or Qualified Plan participants will not deal directly with the Fund regarding the purchase or redemption of a Portfolio's shares. Insurance company separate accounts place orders to purchase and redeem shares of each Portfolio based on allocation instructions received from variable contract owners. Similarly, Qualified Plan sponsors and administrators purchase and redeem Portfolio shares based on orders received from participants. Qualified Plan participants cannot contact the Fund directly to purchase shares of the Portfolios but may invest in shares of the Portfolios only through their Qualified Plan. Participants should contact their Qualified Plan sponsor or administrator for information concerning the appropriate procedure for investing in the Fund.

Due to differences in tax treatment or other considerations, material irreconcilable conflicts may arise between the interests of variable annuity contract owners, variable life insurance policy owners and Qualified Plans that invest in the Fund. The Board of Directors will monitor each Portfolio for any material conflicts that may arise and will determine what action should be taken.

Exchanging Shares

This section is only applicable to participants in Qualified Plans that purchase shares of the Fund outside a variable annuity contract.

An exchange involves selling all or a portion of the shares of one Portfolio and purchasing shares of another Portfolio. There are no sales charges or distribution fees for an exchange. The exchange will occur at the next net asset value calculated for the two Portfolios after the exchange request is received in proper form. Before exchanging into a Portfolio, read its prospectus.

Please note the following policies governing exchanges:

o You can request an exchange in writing or by telephone.
o Written requests should be submitted to:
         8515 East Orchard Road
         Greenwood Village, CO 80111.
o The form should be signed by the account owner(s) and include the following information:
    (1) the name of the account;
    (2) the account number;
    (3) the name of the Portfolio from which  the shares are to be sold;
    (4) the dollar amount or number of shares to be exchanged;
    (5) the name of the Portfolio(s) in which new shares will be purchased; and
    (6) the signature(s) of the person(s) authorized to effect exchanges in the account.
o You can request an exchange by telephoning 1-800-537-2033.
o A Portfolio may refuse exchange purchases by any person or group if, in MCM's judgment, the Portfolio would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.

Other Information

o We may modify, suspend or terminate at any time the policies and procedures to request an exchange of shares of the Portfolios by telephone.
o If an account has more than one owner of record, we may rely on the instructions of any one owner. o Each account owner has telephone transaction privileges unless we receive cancellation instructions from an account owner.
o We will not be responsible for losses or expenses arising from unauthorized telephone transactions, as long as we use reasonable procedures to confirm that exchange instructions communicated over the telephone are genuine, including requiring various forms of personal identification such as name, mailing address, personal identification numbers (PINs) or other information.
All telephone calls will be recorded.

During periods of unusual market activity, severe weather, or other unusual, extreme, or emergency conditions, you may not be able to complete a telephone transaction and should consider placing your order by mail.

Dividends and Capital Gains Distributions
Each Portfolio earns dividends, interest and other income from its investments, and distributes this income (less expenses) to shareholders as dividends. Each Portfolio also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gains distributions.

o The Profile Portfolios ordinarily distribute dividends semi-annually.
o All of the Portfolios generally distribute capital gains, at least once annually.

Tax Consequences
The Portfolios are not currently separate taxable entities. It is possible a Portfolio could lose this favorable tax treatment if it does not meet certain requirements of the Internal Revenue Code of 1986, as amended. If it does not meet those tax requirements and becomes a taxable entity, the Portfolio would be required to pay taxes on income and capital gains. This would affect your investment because your return would be reduced by the taxes paid by the Portfolio.

Tax consequences of your investment in any one of the Portfolios depend on the provisions of the variable contract through which you invest in the Fund or the terms of your qualified retirement plan. For more information, please refer to the applicable prospectus and/or disclosure documents for that contract.

Effect of Foreign Taxes. Dividends and interest received by the Portfolios on foreign securities may be subject to withholding and other taxes imposed by foreign governments. These taxes will generally reduce the amount of distributions on foreign securities.

Annual and Semi-Annual Shareholder Reports
The fiscal year of the Fund ends on December 31 of each year. Twice a year shareholders of each Portfolio will receive a report containing a summary of the Fund's performance and other information.


                              FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand each Portfolio's financial history for the past five years, or, if shorter, the period of each Portfolio's operations. Certain information reflects financial results for a single Portfolio share. Total returns in the following tables represent the rate that an investor would have earned (or lost) on an investment in a Portfolio (assuming reinvestment of all dividends and distributions). The information has been audited by Deloitte & Touche LLP, independent auditors, whose reports, along with the Fund's financial statements, are included in the Fund's Annual Report. A free copy of the Annual Report is available upon request by calling 1-800-537-2033.


MAXIM SERIES FUND, INC.

AGGRESSIVE PROFILE II PORTFOLIO
FINANCIAL HIGHLIGHTS
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------

Selected data for a share of capital stock of the portfolio for the periods indicated are as follows:

                                                                                                                 Period
                                                                                                                 Ended
                                                                  Year Ended December 31,                      December 31,
                                                              --------------------------------------------   -----------------
                                                              --------------------------------------------   ---------------
                                                                  2002            2001           2000            1999 +
                                                              -------------   -------------   ------------   ---------------
                                                              -------------   -------------   ------------   ---------------

Net Asset Value, Beginning of Period                        $         8.32  $         9.85  $       11.01  $           9.78

Income from Investment Operations
                                                                                                     0.00              0.00
Net investment income                                                 0.04            0.03           0.30              0.02
Capital gain distributions received                                   0.08            0.09           0.36              0.63
                                                              -------------   -------------   ------------   ---------------
                                                              -------------   -------------   ------------   ---------------

     Total distributions received                                     0.12            0.12           0.66              0.65

Net realized and unrealized gain (loss) on investments               (1.68)          (1.46)         (1.32)             0.97
                                                              -------------   -------------   ------------   ---------------
                                                              -------------   -------------   ------------   ---------------

Total Income (Loss) From Investment Operations                       (1.56)          (1.34)         (0.66)             1.62
                                                              -------------   -------------   ------------   ---------------
                                                              -------------   -------------   ------------   ---------------

Less Distributions

From net investment income                                           (0.04)          (0.10)         (0.30)            (0.02)
From net realized gains                                               0.00           (0.09)         (0.20)            (0.37)
                                                              -------------   -------------   ------------   ---------------
                                                              -------------   -------------   ------------   ---------------

Total Distributions                                                  (0.04)          (0.19)         (0.50)            (0.39)
                                                              -------------   -------------   ------------   ---------------
                                                              -------------   -------------   ------------   ---------------

Net Asset Value, End of Period                              $         6.72  $         8.32  $        9.85  $          11.01
                                                              =============   =============   ============   ===============
                                                              =============   =============   ============   ===============


Total Return                                                       (18.82%)        (13.37%)        (6.15%)           16.72% o

Net Assets, End of Period ($000)                            $      367,126  $       97,128  $      56,990  $          2,196

Ratio of Expenses to Average Net Assets #                            0.10%           0.10%          0.10%             0.10% *

Ratio of Net Investment Income to Average Net Assets                 1.00%           0.78%          0.60%             1.63% *

Portfolio Turnover Rate                                             73.73%          50.89%        175.29%           114.40% o


+ The portfolio commenced operations on September 16, 1999.

o Based on operations for the period shown and, accordingly, are not representative of a full year.

# Does not include expenses of the investment companies in which the portfolio invests.

* Annualized



MAXIM SERIES FUND, INC.

CONSERVATIVE PROFILE II PORTFOLIO
FINANCIAL HIGHLIGHTS
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------

Selected data for a share of capital stock of the portfolio for the periods indicated are as follows:

                                                                                                                 Period
                                                                                                                 Ended
                                                                  Year Ended December 31,                      December 31,
                                                               -------------------------------------------   ------------------
                                                               -------------------------------------------   ---------------
                                                                  2002            2001           2000            1999 +
                                                               ------------   -------------   ------------   ---------------
                                                               ------------   -------------   ------------   ---------------

Net Asset Value, Beginning of Period                         $        9.41  $         9.81  $       10.23  $           9.91

Income from Investment Operations
                                                                                                     0.00              0.00
Net investment income                                                 0.33            0.38           0.44              0.12
Capital gain distributions received                                   0.08            0.04           0.12              0.18
                                                               ------------   -------------   ------------   ---------------
                                                               ------------   -------------   ------------   ---------------

     Total distributions received                                     0.41            0.42           0.56              0.30

Net realized and unrealized gain (loss) on investments               (0.54)          (0.36)         (0.45)             0.19
                                                               ------------   -------------   ------------   ---------------
                                                               ------------   -------------   ------------   ---------------

Total Income From Investment Operations                              (0.13)           0.06           0.11              0.49
                                                               ------------   -------------   ------------   ---------------
                                                               ------------   -------------   ------------   ---------------

Less Distributions

From net investment income                                           (0.33)          (0.42)         (0.44)            (0.12)
From net realized gains                                               0.00           (0.04)         (0.09)            (0.05)
                                                               ------------   -------------   ------------   ---------------
                                                               ------------   -------------   ------------   ---------------

Total Distributions                                                  (0.33)          (0.46)         (0.53)            (0.17)
                                                               ------------   -------------   ------------   ---------------
                                                               ------------   -------------   ------------   ---------------

Net Asset Value, End of Period                               $        8.95  $         9.41  $        9.81  $          10.23
                                                               ============   =============   ============   ===============
                                                               ============   =============   ============   ===============


Total Return                                                        (1.42%)          0.60%          0.95%             5.00% o

Net Assets, End of Period ($000)                             $     138,060  $       16,771  $       4,889  $            739

Ratio of Expenses to Average Net Assets #                            0.10%           0.10%          0.10%             0.10% *

Ratio of Net Investment Income to Average Net Assets                 5.39%           5.16%          5.98%             8.24% *

Portfolio Turnover Rate                                             49.35%          66.37%         88.50%           176.32% o


+ The portfolio commenced operations on September 30, 1999.

o Based on operations for the period shown and, accordingly, are not representative of a full year.

# Does not include expenses of the investment companies in which the portfolio invests.

* Annualized




MAXIM SERIES FUND, INC.

MODERATE PROFILE II PORTFOLIO
FINANCIAL HIGHLIGHTS
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------

Selected data for a share of capital stock of the portfolio for the periods indicated are as follows:

                                                                                                                 Period
                                                                                                                 Ended
                                                                  Year Ended December 31,                      December 31,
                                                               -------------------------------------------   ------------------
                                                               -------------------------------------------   ---------------
                                                                  2002            2001           2000            1999 +
                                                               ------------   -------------   ------------   ---------------
                                                               ------------   -------------   ------------   ---------------

Net Asset Value, Beginning of Period                         $        8.64  $         9.61  $       10.37  $           9.79

Income from Investment Operations
                                                                                                     0.00              0.00
Net investment income                                                 0.17            0.20           0.37              0.07
Capital gain distributions received                                   0.08            0.07           0.22              0.35
                                                               ------------   -------------   ------------   ---------------
                                                               ------------   -------------   ------------   ---------------

     Total distributions received                                     0.25            0.27           0.59              0.42

Net realized and unrealized gain (loss) on investments               (1.08)          (0.92)         (0.81)             0.41
                                                               ------------   -------------   ------------   ---------------
                                                               ------------   -------------   ------------   ---------------

Total Income (Loss) From Investment Operations                       (0.83)          (0.65)         (0.22)             0.83
                                                               ------------   -------------   ------------   ---------------
                                                               ------------   -------------   ------------   ---------------

Less Distributions

From net investment income                                           (0.17)          (0.25)         (0.37)            (0.07)
From net realized gains                                               0.00           (0.07)         (0.17)            (0.18)
                                                               ------------   -------------   ------------   ---------------
                                                               ------------   -------------   ------------   ---------------

Total Distributions                                                  (0.17)          (0.32)         (0.54)            (0.25)
                                                               ------------   -------------   ------------   ---------------
                                                               ------------   -------------   ------------   ---------------

Net Asset Value, End of Period                               $        7.64  $         8.64  $        9.61  $          10.37
                                                               ============   =============   ============   ===============
                                                               ============   =============   ============   ===============


Total Return                                                        (9.63%)         (6.74%)        (2.19%)            8.47% o

Net Assets, End of Period ($000)                             $     595,560  $       67,421  $      34,931  $          2,706

Ratio of Expenses to Average Net Assets #                            0.10%           0.10%          0.10%             0.10% *

Ratio of Net Investment Income to Average Net Assets                 3.62%           2.77%          3.98%             5.72% *

Portfolio Turnover Rate                                             45.84%          67.24%        172.40%           113.22% o


+ The portfolio commenced operations on September 16, 1999.

o Based on operations for the period shown and, accordingly, are not representative of a full year.

# Does not include expenses of the investment companies in which the portfolio invests.

* Annualized



MAXIM SERIES FUND, INC.

MODERATELY AGGRESSIVE PROFILE II PORTFOLIO
FINANCIAL HIGHLIGHTS
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------

Selected data for a share of capital stock of the portfolio for the periods indicated are as follows:

                                                                                                                 Period
                                                                                                                 Ended
                                                                  Year Ended December 31,                      December 31,
                                                               -------------------------------------------   ------------------
                                                               -------------------------------------------   ---------------
                                                                  2002            2001           2000            1999 +
                                                               ------------   -------------   ------------   ---------------
                                                               ------------   -------------   ------------   ---------------

Net Asset Value, Beginning of Period                         $        8.30  $         9.59  $       10.71  $           9.86

Income from Investment Operations
                                                                                                     0.00              0.00
Net investment income                                                 0.15            0.13           0.33              0.05
Capital gain distributions received                                   0.08            0.08           0.28              0.39
                                                               ------------   -------------   ------------   ---------------
                                                               ------------   -------------   ------------   ---------------

     Total distributions received                                     0.23            0.21           0.61              0.44

Net realized and unrealized gain (loss) on investments               (1.33)          (1.24)         (1.22)             0.68
                                                               ------------   -------------   ------------   ---------------
                                                               ------------   -------------   ------------   ---------------

Total Income (Loss) From Investment Operations                       (1.10)          (1.03)         (0.61)             1.12
                                                               ------------   -------------   ------------   ---------------
                                                               ------------   -------------   ------------   ---------------

Less Distributions

From net investment income                                           (0.15)          (0.19)         (0.33)            (0.05)
From net realized gains                                               0.00           (0.07)         (0.18)            (0.22)
                                                               ------------   -------------   ------------   ---------------
                                                               ------------   -------------   ------------   ---------------

Total Distributions                                                  (0.15)          (0.26)         (0.51)            (0.27)
                                                               ------------   -------------   ------------   ---------------
                                                               ------------   -------------   ------------   ---------------

Net Asset Value, End of Period                               $        7.05  $         8.30  $        9.59  $          10.71
                                                               ============   =============   ============   ===============
                                                               ============   =============   ============   ===============


Total Return                                                       (13.29%)        (10.74%)        (5.77%)           11.41% o

Net Assets, End of Period ($000)                             $      50,587  $       81,364  $      44,686  $          3,765

Ratio of Expenses to Average Net Assets #                            0.10%           0.10%          0.10%             0.10% *

Ratio of Net Investment Income to Average Net Assets                 1.68%           1.96%          2.29%             4.76% *

Portfolio Turnover Rate                                            155.78%          50.92%        161.22%           105.09% o


+ The portfolio commenced operations on September 16, 1999.

o Based on operations for the period shown and, accordingly, are not representative of a full year.

# Does not include expenses of the investment companies in which the portfolio invests.

* Annualized



MAXIM SERIES FUND, INC.

MODERATELY CONSERVATIVE PROFILE II PORTFOLIO
FINANCIAL HIGHLIGHTS
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------

Selected data for a share of capital stock of the portfolio for the periods indicated are as follows:

                                                                                                                 Period
                                                                                                                 Ended
                                                                  Year Ended December 31,                      December 31,
                                                               -------------------------------------------   ------------------
                                                               -------------------------------------------   ---------------
                                                                  2002            2001           2000            1999 +
                                                               ------------   -------------   ------------   ---------------
                                                               ------------   -------------   ------------   ---------------

Net Asset Value, Beginning of Period                         $        8.72  $         9.59  $       10.32  $           9.79

Income from Investment Operations
                                                                                                     0.00              0.00
Net investment income                                                 0.33            0.28           0.38              0.09
Capital gain distributions received                                   0.09            0.05           0.15              0.27
                                                               ------------   -------------   ------------   ---------------
                                                               ------------   -------------   ------------   ---------------

     Total distributions received                                     0.42            0.33           0.53              0.36

Net realized and unrealized gain (loss) on investments               (0.97)          (0.84)         (0.78)             0.38
                                                               ------------   -------------   ------------   ---------------
                                                               ------------   -------------   ------------   ---------------

Total Income (Loss) From Investment Operations                       (0.55)          (0.51)         (0.25)             0.74
                                                               ------------   -------------   ------------   ---------------
                                                               ------------   -------------   ------------   ---------------

Less Distributions

From net investment income                                           (0.32)          (0.31)         (0.38)            (0.09)
From net realized gains                                               0.00           (0.05)         (0.10)            (0.12)
                                                               ------------   -------------   ------------   ---------------
                                                               ------------   -------------   ------------   ---------------

Total Distributions                                                  (0.32)          (0.36)         (0.48)            (0.21)
                                                               ------------   -------------   ------------   ---------------
                                                               ------------   -------------   ------------   ---------------

Net Asset Value, End of Period                               $        7.85  $         8.72  $        9.59  $          10.32
                                                               ============   =============   ============   ===============
                                                               ============   =============   ============   ===============


Total Return                                                        (6.26%)         (5.38%)        (2.35%)            7.54% o

Net Assets, End of Period ($000)                             $      11,924  $       20,727  $       9,205  $            908

Ratio of Expenses to Average Net Assets #                            0.10%           0.10%          0.10%             0.10% *

Ratio of Net Investment Income to Average Net Assets                 3.04%           3.58%          4.28%             7.54% *

Portfolio Turnover Rate                                            157.51%          58.68%        103.51%            84.96% o


+ The portfolio commenced operations on September 27, 1999.

o Based on operations for the period shown and, accordingly, are not representative of a full year.

# Does not include expenses of the investment companies in which the portfolio invests.

* Annualized


                             ADDITIONAL INFORMATION

This Prospectus is intended for use in connection with variable insurance products, tax-deferred arrangements, or similar arrangements. The Statement of Additional Information ("SAI") contains more details about the investment policies and techniques of the Portfolios. A current SAI is on file with the SEC and is incorporated into this Prospectus by reference. This means that the SAI is legally considered a part of this Prospectus even though it is not physically contained within this Prospectus.

Additional information about the Portfolios' investments is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolios' performance during its last fiscal year.

For a free copy of the SAI or annual or semi-annual reports or to request other information or ask questions about the Fund, call 1-800-537-2033.

The SAI and the annual and semi-annual reports are available on the EDGAR Database on the SEC's Internet Web site (http://www.sec.gov). You can also obtain copies of this information, upon paying a duplicating fee, by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102, or by electronic request at the following e-mail address: publicinfo@sec.gov. You can also review and copy information about the Portfolios, including the SAI, at the SEC's Public Reference Room in Washington, D.C. Call 1-202-942-8090 for information on the operation of the SEC's Public Reference Room.

INVESTMENT COMPANY ACT OF 1940, FILE NUMBER, 811-3364.
















                         This Prospectus should be read
                       and retained for future reference.